Exhibit 99.2

                            DEBT SETTLEMENT AGREEMENT

     THIS DEBT SETTLEMENT AGREEMENT (this "Agreement") is made and entered into as of February 11th, 2015 (the "Agreement Date") by and between Casey Container Corp. a Nevada Corporation (herein referred to as "Debtor") and MRN Associates, Inc. (herein referred to as "Creditor").

     WHEREAS, Casey Container Corp. is a publicly held Nevada Corporation with its common stock traded on the OTC.OB Market, under the symbol "CSEY"; and

     WHEREAS, Debtor desires to exchange its restricted shares of Casey Container Corp. for the debt owed to the Creditor; and

     WHEREAS, upon the effectiveness of this Agreement, as defined below, the parties acknowledge and accept that Creditor desires to accept from the Debtor the said restricted common shares of Casey Container Corp. in exchange for the debt owed; and

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                                  THE EXCHANGE

1. The Exchange. Subject to the terms and conditions of this Agreement, upon signing:

     1.1. Debtor shall deliver within five business days to Creditor a physical stock certificate of Casey Container Corp. in the amount of Six Million Six Hundred and Sixty-Eight Thousand (6,668,000) shares of restricted common stock in the name of MRN Associates, Inc.;

     1.2. Upon receipt of the said stock certificate the Creditor shall release a portion of the debt owed to the Creditor by the Debtor of debt in the amount of Two Hundred Thousand and Forty Dollars ($200,040);

                    REPRESENTATIONS AND WARRANTIES OF DEBTOR

2.   Debtor hereby represents and warrants to Creditor that:

     2.1. Authority. Debtor has full power and authority to execute, deliver, and perform this Agreement and this Agreement is a legal, valid and a binding obligation and is enforceable in accordance with its terms and conditions.

     2.2. Good Title. Debtor represents that the aforementioned restricted shares of Casey Container Corp. controlled by Debtor are free and clear of any liens, claims and encumbrances of any nature, form or description.

     2.3. Indemnification. Debtor agrees to defend and hold Creditor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Debtor to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by Debtor under this Agreement.
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3.   Creditor hereby represents and warrants to Debtor that:

     3.1. Authority. Creditor has full power and authority to execute, deliver, and perform this Agreement and this Agreement is a legal, valid and a binding obligation and is enforceable in accordance with its terms and conditions.

     3.2. Restricted Shares. Creditor represents and understands that the aforementioned shares of Casey Container Corp. controlled by Debtor are "restricted securities" as that term is defined in Rule 144 and the general rules and regulations of the 1933 Act. Creditor is fully aware of the applicable limitations on the resale of restricted securities and that these restrictions are set forth, for the most part, in Rule 144 of the Act as promulgated by the Securities and Exchange Commission "SEC" and that the certificate will be delivered with a Rule 144 Legend stamp on the certificate.

     3.3. Indemnification. Creditor agrees to defend and hold Debtor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Creditor to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by Creditor under this Agreement.

                                  MISCELLANEOUS

4. Captions and Headings. The paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

5. No Oral Change. This Agreement and any provisions hereof, may not be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or, discharge is sought.

6. Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged.

7. Time of Essence. Time is of the essence of this Agreement and each and every part hereof.

8. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings, including as of the date of this agreement, and merges any and all such prior discussions and/or agreements herein.

9. Legal Action and Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

10. Choice of Law. This Agreement and its application shall be governed by the laws of the State of Arizona.

11. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

12. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

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
         Debtor Representative:

                Terry W Neild
                7165 E. Balfour Road
                Paradise Valley, AZ 85253

         Creditor Representative:

                MRN Associates, Inc
                7825 N Calle Caballbros
                Paradise Valley, AZ 85253

13. Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives successors and assigns of each of the parties to this Agreement.

14. Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing of this Agreement.

15. Expenses. Each party will pay its own legal, accounting and any other out of pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

16. Facsimile and Electronic Signatures as Originals. Original signatures transmitted by facsimile or electronic email communication shall constitute originals for the purpose of validly executing this Agreement.

AGREED TO AND ACCEPTED as of the date first above written.

Debtor:                                   Creditor:


By /s/ Terry W Neild                      By /s/ Martin R Nason
  -----------------------------------        -----------------------------------
  Terry W Neild                              Martin R Nason
  Casey Container Corp.                      MRN Associates, Inc

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